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                                                                    Exhibit 23.1
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 14, 2000 relating to the financial statements and financial statement schedules of Renaissance Worldwide, Inc., which appears in Renaissance Worldwide, Inc.'s Annual Report on Form 10-K for the year ended December 25, 1999.



/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
November 15, 2000